Exhibit 19


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                               8

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.160%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.170%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.550%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $7,700,021.41                    $0.00           $7,700,021.41
  Repurchased Loan Proceeds Related to Interest                           3,701.97                     0.00                3,701.97
                                                                          --------                     ----                --------
      Total                                                          $7,703,723.38                    $0.00           $7,703,723.38
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   1,587,831.25                     0.00            1,587,831.25
                                                                      ------------                     ----            ------------
      Total                                                          $1,587,831.25                    $0.00           $1,587,831.25
  Principal:
  Principal Collections                                             $56,319,084.16                    $0.00          $56,319,084.16
  Prepayments in Full                                                28,203,521.70                     0.00           28,203,521.70
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        264,049.11                     0.00              264,049.11
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $84,786,654.97                    $0.00          $84,786,654.97
  Liquidation Proceeds                                                                                                $2,097,707.44
  Recoveries from Prior Month Charge-Offs                                                                                 32,312.51
                                                                                                                          ---------
      Total Principal Collections                                                                                    $86,916,674.92
  Principal Losses for Collection Period                                                                              $4,022,806.06
  Total Regular Principal Reduction                                                                                  $88,809,461.03
  Total Collections                                                                                                  $96,208,229.55

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $96,208,229.55
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $96,208,229.55



                                                          Page 1



  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                               8

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,864,751.22        $1,864,751.22                $0.00
   Amount per $1,000 of Original Balance               0.68                 0.68                 0.00
  Net Swap Payment, Tranche A2 B                  $34,256.05
  Net Swap Payment, Tranche A3 B                 $280,186.67
  Net Swap Payment, Tranche B-2                   $37,482.42

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  489,372.11          489,372.11                   0.00                 0.00                0.00
   Class A2 B Notes                  446,027.72          446,027.72                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  593,092.50          593,092.50                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    57,704.30           57,704.30                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $2,826,993.63       $2,826,993.63                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,052,681.13       $3,052,681.13               $0.00                $0.00               $0.00

  Total Available for Principal Distribution    $90,938,872.06
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        21,574,112.11
   Regular Principal Distribution Amount     61,403,920.31
                                             -------------
      Principal Distribution Amount         $82,978,032.42
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       41,489,016.21
    Class A2 B Notes                                       41,489,016.21
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                          $82,978,032.42

  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----

  Total Note and Certificate Principal Paid:             $82,978,032.42
  Collections Released to Seller                          $7,960,839.64
  Total Available for Distribution           $96,208,229.55
  Total Distribution (incl. Servicing Fee)   $96,208,229.55

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                               8

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------           Principal                Interest                    Total
                                                        Distribution            Distribution             Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              82.98                    0.98                    83.96
  Class A2 B Notes                                              82.98                    0.89                    83.87
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    1.07                     1.07
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.42                     1.42
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $30.65                   $1.04                   $31.69
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $30.04                   $1.11                   $31.15


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,071,563,616.33       0.7650809              $1,988,585,583.91        0.7344350
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             419,461,808.16       0.8389236                 377,972,791.95        0.7559456
  Class A2 B Notes                             419,461,808.17       0.8389236                 377,972,791.96        0.7559456
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,125,728,616.33       0.7696882              $2,042,750,583.91        0.7396433

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.97%                                           4.97%
  Weighted Average Remaining Maturity (WAM)              43.22                                           42.42
  Remaining Number of Receivables                      143,927                                         141,319
  Portfolio Receivable Balance               $2,237,701,464.84                               $2,148,892,003.81

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $7,238,920.31
  Specified Credit Enhancement Amount                                                                        $21,488,920.04
  Yield Supplement Overcollateralization Amount                                                              $98,902,499.59
  Target Level of Overcollateralization                                                                     $106,141,419.90

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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                               8

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $2,097,707.44
  Recoveries from Prior Month Charge-Offs                                                                                $32,312.51
  Total Principal Losses for Collection Period                                                                        $4,022,806.06
  Charge-off Rate for Collection Period (annualized)                                                                          1.02%
  Cumulative Net Losses for all Periods                                                                               $6,922,603.15


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,651                $25,578,103.36
  61-90 Days Delinquent                                                                           198                 $2,941,212.00
  91-120 Days Delinquent                                                                           48                   $700,492.04
  Over 120 Days Delinquent                                                                         68                 $1,251,277.17

  Repossesion Inventory                                                                           225                 $3,770,157.19


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.6341%
  Preceding Collection Period                                                                                               0.8291%
  Current Collection Period                                                                                                 1.0356%
  Three Month Average                                                                                                       0.8329%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2446%
  Current Collection Period                                                                                                 0.2222%
  Three Month Average                                                                                                       0.2315%

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                               8

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,523,031.15                         $0.00
  New Advances                                                                           1,569,497.95                          0.00
  Servicer Advance Recoveries                                                            1,690,331.03                          0.00
                                                                                         ------------                          ----
  Ending Servicer Advances                                                              $4,402,198.07                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $18,333.30                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00

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